UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (904) 496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 2, 2024, at the Safe and Green Development Corporation (the “Company”) 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), the Company’s stockholders voted on four proposals, each of which is listed below and described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2024 (the “Proxy Statement”). With respect to each proposal, holders of the Company’s common stock, par value of $0.001 per share (the “Common Stock”), were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of May 9, 2024. On the record date there were 15,756,636 shares of the Company’s Common Stock issued and outstanding and entitled to vote at the 2024 Annual Meeting.

The following are the final results of voting on each of the proposals presented at the 2024 Annual Meeting:

Proposal No. 1 — The stockholders elected each of Paul Galvin, Christopher Melton and Jeffrey Tweedy to serve as a Class I Director, each to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

	For	Withheld	Broker Non-Votes
Paul Galvin	7,802,755	77,276	1,260,898
Christopher Melton	7,801,824	78,207	1,260,898
Jeffrey Tweedy	7,799,348	80,683	1,260,898

Proposal No. 2 — The stockholders ratified the selection of MK CPAS PLLS as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,036,821	75,714	28,393	—

Proposal No. 3 — The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock at a ratio of 1-for-2 to 1-for-20, with the ratio within such range to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,277,084	862,346	1,498	—

Proposal No. 4 — The stockholders approved, for purposes of complying with Nasdaq listing rules, of the issuance of up to 9,014,546 shares of the Company’s Common Stock pursuant to the securities purchase agreement entered into on April 29, 2024 (“SPA”) with Peak One Opportunity Fund, L.P., including Common Stock issued or issuable pursuant to the SPA, Common Stock issued or issuable upon the conversion of debentures issued or issuable to pursuant to the SPA, and Common Stock issued or issuable upon the exercise of warrants issued or issuable pursuant to the SPA.

For	Against	Abstain	Broker Non-Votes
7,554,876	167,981	157,173	1,260,899

Proposal No. 5 — The stockholders approved the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 3 and/or Proposal No. 4. However, such an adjournment was not necessary in light of the approval of Proposal Nos. 3 and 4 at the 2024 Annual Meeting.

For	Against	Abstain	Broker Non-Votes
8,707,441	421,063	12,424	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation

Dated: July 3, 2024	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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